UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 12, 2016

GREEN PLAINS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37469	47-3822258
(Commission file number)	(IRS employer identification no.)

450 Regency Parkway, Ste. 400, Omaha, Nebraska	68114
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Green Plains Partners LP, the partnership, is filing this current report on Form 8-K to update certain items in the partnership's annual report on Form 10-K for the year ended December 31, 2015, or the 2015 annual report. On January 1, 2016, the partnership acquired the ethanol storage and leased railcar assets, or acquired assets, located in Hereford, Texas and Hopewell, Virginia from Green Plains Inc. in a transfer between entities under common control. Transfers of net assets between entities under common control are accounted for as if the transfer occurred since the common control existed, and prior periods are recast to provide comparative information.

The following items of the 2015 annual report are being recast to reflect the transaction for the period during which common control existed, or since October 23, 2015, and November 12, 2015, for the Hopewell and Hereford acquired assets, respectively:

•	Item 1. Business;
•	Item 6. Selected Financial Data;
•	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;
•	Item 15. Exhibits, Financial Statement Schedules, except the exhibit index, which is not impacted by this current report on Form 8-K.

These items replace the same items filed in the 2015 annual report as filed with the Securities and Exchange Commission on February 18, 2016. There have been no revisions or updates to any other sections of the 2015 annual report.

The information in this current report on Form 8-K should be read in conjunction with the other information included (but not replaced as described above) in the 2015 annual report. More current information is contained in the partnership's quarterly report on Form 10-Q for the quarterly period ended March 31, 2016, and the partnership's other filings with the SEC.

In addition, we have included the amendment to the railcar transportation services agreement, effective September 1, 2015, as Exhibit 10.1 to this current report on form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number		Description

10.1		Amendment No. 1 to Rail Transportation Services Agreement, dated September 1, 2015, by and between Green Plains Logistics LLC and Green Plains Trade Group LLC.

23.1		Consent of Independent Registered Public Accounting Firm

99.1		Recast of Items 1, 6, 7 and 15 of the 2015 annual report

Index to Exhibit 99.1

Item 1. Business
Item 6. Selected Financial Data
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 15. Exhibits, Financial Statement Schedules, except the exhibit index

101.INS	*	XBRL Instance Document (1)
101.SCH	*	XBRL Taxonomy Extension Schema
101.CAL	*	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	*	XBRL Taxonomy Extension Definition Linkbase

101.LAB	*	XBRL Taxonomy Extension Label Linkbase
101.PRE	*	XBRL Taxonomy Extension Presentation Linkbase

* Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections. The financial information contained in the XBRL (eXtensible Business Reporting Language)-related documents is unaudited and are not reviewed.

(1) Includes the following materials for the year ended December 31, 2015, formatted in XBRL: (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Partners' Capital, (iv) Consolidated Statements of Cash Flows, and (v) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Partners LP

Date: May 12, 2016	By: /s/ Jerry L. Peters
Jerry L. Peters Chief Financial Officer
(Principal Financial Officer)